Exhibit 10.6 Agreement with Amerisource Funding, Inc.

Amerisource Funding, Inc.
5300 Hollister, Ste 360
Houston, TX 77040
(713) 863-8300 / (800) US MONEY
(713) 863-1434 FAX                                                  Amerisource
                                                                Freedom to Grow

                                   TERM SHEET
                             Better Solutions, Inc.

Richard McDonald:

Based on the information provided and representations made, Amerisource is interested in establishing a factoring account for Better Solutions, Inc. under the following terms:

1.   Maximum Account Limits: $250,000 initially. Floating thereafter based on creditworthiness of account debtors.

2.   Advance: 90% advance on acceptable accounts.

3.   Fee for Services: Fees for accounts purchased by Amerisource shall include a flat rate of 3.50% for the first 35 days an account is outstanding. An additional fee of 0.120 percent (0.120%) per day will begin on the 36th day an account is outstanding.

4.   Term of Contract: None.

5.   Reserves: Cleared weekly.

6.   Recourse: 90 days.

7.   Collateral: Better Solutions, Inc. will grant a first priority interest in accounts receivable as defined in the security agreement. Better Solutions,
Inc. will grant a blanket lien on all other assets. Better Solutions, Inc.
principals will execute a continuing guaranty.

All other terms and conditions are expressed in the factoring documents.
Amerisource approval is subject to final management review. Upon your acceptance of the above and submission of invoices for factoring (If no invoices are submitted, a $500 deposit is required). Amerisource is prepared to move forward immediately.

Amerisource                                           Agreed and Accepted
/s/ Tina Adams                                        /s/ Richard McDonald, CFO
Tina Adams                                            Richard McDonald
Business Development                                  Better Solutions, Inc.
Date: 2-2-2001                                        Date: 1-31-2001

                           PURCHASE AND SALE AGREEMENT

THIS AGREEMENT, made and entered into this 8th day of February, 2001 is by and between AMERISOURCE FUNDING, INC. a Texas corporation, whose address is 5300
Hollister, Suite 360, Houston, Texas 77040, (hereinafter referred to as "ASF"), and Better Solutions, Inc. whose address is 300 Penn Center Blvd., Ste. 201,
Pittsburgh, PA 15235 (hereinafter referred to as "CLIENT").

PURPOSE: Whereas, CLIENT desires, from time to time, to sell accounts receivable and other rights to ASF; and, Whereas, ASF is, from time to time, desirous of acquiring these accounts receivable and other rights from CLIENT. Now, therefore, in consideration of the mutual promises set forth herein, the parties agree as follows:

DEFINITIONS:

1.  "ACCOUNT" means any right to payment for goods sold or leased, and delivered, or services rendered which may or may not be evidenced by an instrument or chattel paper.

2.  "CLIENT" means the seller and assignor of the accounts.

3.  "CUSTOMER" means CLIENT's customer or the account debtor or obligor of an account.

4.  "COLLATERAL" means the intangible or tangible property given as security to ASF by CLIENT for the obligations of CLIENT under this Agreement.

5.  "WARRANT" means to guarantee, as a material element of this Agreement. Each separate warranty herein is also an independent condition to ASF's duties under this Agreement.

6.  "CUSTOMER DISPUTE" means a claim, by customer against CLIENT, any kind whatsoever, that reduces the amount collectible from customer by ASF. A
"customer dispute" may arise from any kind of disagreement between customer and
CLIENT whatsoever, valid or invalid; and may arise at anytime, both before and/or after the signing of this Agreement or the purchase of the account.

WARRANTIES: With respect to each of the accounts, CLIENT hereby represents and warrants unto ASF as follows:

1.  ASF, upon acquisition of the accounts from CLIENT, will be the lawful owner thereof, free and clear of all claims, liens, or encumbrances whatsoever.

2.  Said accounts are valid and existing as of the date of purchase by ASF, free from all defenses, and that all persons and/or entities executing such accounts had full authority and capacity to do so.

3.  All legal requirements of federal, state, and local governments or agencies thereof, have been fully satisfied.

4.  All accounts offered for sale to ASF represent an accurate and undisputed statement of present indebtedness by customer to CLIENT due and payable within thirty days, unless otherwise agreed between CLIENT and ASF in writing, and not subject to any set-off by customer or contingent upon any further assurances, conditions, or fulfillment of any contracts by CLIENT.

5.  CLIENT does not have ownership or control of the business of any customer, nor does any customer have indebtedness to CLIENT, other than as specified on certain invoices from CLIENT for goods and services delivered by CLIENT;
constituting accounts offered for sale to ASF.

6.  All financial records, invoices, statements, purchase orders, books, or other documents of CLIENT or its customers presented to ASF, before or after the signing of this agreement are complete, true, and accurate.

7.  Neither CLIENT nor any of the customers on any of the accounts are the subject of any current proceeding in bankruptcy or reorganization under the federal bankruptcy laws or any other debtor relief laws. CLIENT further warrants that there are no open, unsettled, or pending liens or judgments against the
CLIENT, nor, to the best of the CLIENT's knowledge, against his customers.

The representations and warranties contained in this Agreement shall survive the purchase of all accounts and shall expire only upon retirement and full payment of all accounts.

COVENANTS: As inducement to ASF to purchase, from time to time, accounts from
CLIEENT, CLIENT further agrees as follows:

1.  CLIENT will not sell, discount, or factor accounts to anyone other than ASF for the duration of this Agreement without the prior written consent of ASF.
CLIENT further agrees not to transfer, assign, pledge, or give a security interest in any of its accounts to any other parties, without the prior written consent of ASF.

2.  CLIENT will not attempt to modify the terms of, in any ways, or extend the credit beyond thirty days of any accounts.

3.  CLIENT may not assign any of its rights or obligations under this Agreement without the prior written consent of ASF and any attempt to assign without such consent will be void.

4.  CLIENT will immediately notify ASF in writing of any customer dispute.

5.  CLIENT will hold in trust, as the property of ASF, and immediately turn over to ASF the original check or other form of payment received by CLIENT, whenever any payments on any accounts purchased by ASF come into CLIENT's possession.
Should CLIENT come into possession of a check comprising payment owing to both
CLIENT and ASF, CLIENT shall immediately turn over said check to ASF and ASF will refund CLIENT's portion to CLIENT upon collection of said check.

6.  CLIENT will promptly notify ASF of any attachment, lien, judgment, suit, or any other legal process levied against CLIENT or any of CLIENT's customers.

7.  CLIENT will notify ASF in writing prior to any change in the location of
CLIENT's place or places of business or any change in the principal officers of
CLIENT or any change in CLIENT's name, identity, legal entity, corporate structure or use of additional or other trade names by CLIENT.

8.  ASF may at anytime notify the customers of CLIENT to validate their indebtedness to CLIENT and direct them to make payments directly to ASF.

9.  CLIENT hereby grants to ASF, as further inducement for ASF to enter into this Agreement, as collateral for the repayment of any and all of its obligations hereunder, a Security Interest, under the Uniform Commercial Code, in all of CLIENT's "presently existing or hereafter arising, now owned or hereafter acquired accounts, accounts receivable, contract rights, chattel paper, documents, instruments, money deposit accounts, reserves, reserve accounts, rebates, insurance policies, inventory, equipment, vehicles and general intangibles, and all books and records pertaining to accounts and all proceeds of the foregoing property". CLIENT shall not sell, transfer, or otherwise convey, or dispose of any of the property in which ASF has a security interest as long as this Agreement is in effect without the prior written consent of ASF.

POWER OF ATTORNEY: For the purpose of carrying out this Agreement, CLIENT hereby appoints ASF as its agent and attorney-in-fact, and gives ASF its Power of
Attorney to sign any necessary documents and take any necessary action in
CLIENT's name or on CLIENT's behalf, including but not limited to the following:

1. Sign and file UCC-1 Financial Statements for the purpose of protecting ASF's security interest under this Agreement and under any other transactions related to this Agreement.

2. Replace CLIENT's address with ASF's address on all invoices, statements, or other related documents to be sent to customers of CLIENT.

3. Receive and process any and all mail addressed to CLIENT and delivered to
ASF.

4. Endorse the name of CLIENT on any checks, invoices, or any other documents relating to the payment of an account.

5. Collect, prosecute, compromise, defend any action, or make use of any legal process available to settle any unpaid account.

6. Do any and all things necessary and proper to carry out the purpose intended by this Agreement.

ASSIGNMENT: CLIENT shall from time to time at CLIENT's option sell, transfer and assign accounts to ASF and said accounts shall be identified by separate and subsequent written assignments on a form to be provided to CLIENT by ASF known as the INVOICE TRANSMITTAL.

APPROVAL: ASF will not purchase an account unless such account is first submitted to ASF by CLIENT for approval. ASF is not obligated to approve or purchase any account from CLIENT.

DISCOUNT: ASF agrees to buy acceptable accounts from CLIENT at a discount (fee)
of 3.5 percent (3.5%) for the first 35 days an account is outstanding plus 0.12 percent (0.12%) per day thereafter an account is outstanding, unless otherwise specified on the Invoice Transmittal, from the face value of each account.

RESERVE: ASF may reserve and withhold an amount in a non-interest bearing reserve account equal to 6.5 percent (6.5%), unless otherwise specified on the
Invoice Transmittal, of the gross face amount of all accounts purchased. Said reserve account may be held by ASF and applied by ASF against charge-back or any obligations of CLIENT to ASF, known or anticipated, and said reserve account is not due and payable to CLIENT until any and all such obligations are fully paid and/or satisfied. CLIENT gives to ASF a security interest reserve account which secures all obligations and indebtedness arising hereunder.

RESERVE ACCOUNT REFUND: ASF will return to CLIENT any reserve held on account once said account has been paid in full and there are no other obligations known or anticipated of CLIENT to ASF.

REQUIRED DOCUMENTS: When CLIENT offers an Invoice Transmittal to ASF for the sale of accounts, ASF shall also receive an original invoice together with a copy of a purchase order or contract, if applicable, and satisfactory proof of delivery or service performed.

REPURCHASE: CLIENT will promptly repurchase from ASF any accounts which fall subject to any one or more of the following circumstances:

1. If CLIENT has breached any warranties or covenants in this Agreement with regard to an unpaid account.

2. If a customer on an account asserts a claim of loss or offset of any kind against CLIENT or ASF.

3. If CLIENT and customer are involved in a dispute, of any kind and for any reason whatsoever, that reduces the amount collectible from customer by ASF, regardless of whether or not CLIENT's at fault.

4. If an account purchased from CLIENT by ASF is not paid in full to ASF within ninety (90) days from the original invoice date.

DELINQUENCY: As inducement to CLIENT to repurchase accounts promptly when required to do so and to sell only the accounts from which prompt payments can be expected, CLIENT agrees to a penalty of 0.2 percent (0.2%) for every day beyond ninety five (95) days that an invoice remains outstanding and unpaid at
ASF.

NOTICE OF DISPUTE: CLIENT shall immediately notify ASF in writing of any customer dispute.

PAYMENT OF DISPUTEDACCOUNT: Upon customer dispute, CLIENT shall immediately pay to ASF the face amount of the applicable invoice/account less any payments made thereon to AS, plus any applicable discount fees. ASF may, at its sole discretion, charge the reserve account for such amount or subtract such amount from any refund, rebate or other obligation owed by ASF to CLIENT. Upon payment to ASF of such amount, ownership of the account shall revest in CLIENT, subject to ASF's security interest described herein.

DEFULT: The following are events of default by CLIENT under this Agreement:

1. Any of CLIENT's obligations to ASF under any agreement with ASF is not paid promptly when due.

2. CLIENT breaches any warranty, covenant, representation or provision hereof, or under any other agreement now or hereof executed by CLIENT with or benefiting
ASF.

3. CLIENT becomes insolvent, dies or ceases to do business as a going concern.

4. CLIENT has given ASK misleading information regarding its financial or the financial condition of any of its customers or obligors on the account.

5. A petition in bankruptcy, or for arrangement of debts, or reorganization, or under any other debtor relief laws be filed by or against CLIENT or CLIENT admits its inability to pay its debts as they mature.

6. Any liens or attachments shall be applied against the property of CLIENT in which a security interest is granted to ASF in this Agreement.

7. Any guarantor, surety or endorser for CLIENT defaults in any obligation or liability to ASF or any guaranty obtained in connection with this Agreement is terminated or breached.

REMEDIES: ASF may elect, in the event of the occurrence of an event of default by CLIENT, to pursue one or more of the following remedies:

1. Require that CLIENT immediately repurchases all accounts old to ASF which have not been fully paid by the customer/obligor thereon.

2. Enforce the rights and remedies given ASF under this Purchase and Sale
Agreement pursuant to the Uniform Commercial Code, including the right to any deficiency remaining after disposition of the collateral for which CLIENT hereby agrees to remain fully liable.

3. Enter upon the premises of CLIENT and take possession of the collateral and any documents or records pertaining to the collateral.

4. Without notice to CLIENT, renegotiate, extend, compromise or settle at less than face value, any accounts included in the collateral.

5. Recover from CLIENT all cost and expenses, including attorney's fees, involved in exercising ASF's rights under this Purchase and Sale Agreement.

6. Pursue any such other remedy available under State or Federal law.

CLIENT expressly waives all rights to possession of the collateral after default and all claims and causes of action resulting from or in connection with ASF exercising its rights and remedies under this Agreement.

MISCELLANEOUS:

Termination: This Agreement shall continue in full force and effect until terminated by written notice of either party. After termination, CLIENT is still fully liable to ASF for any accounts purchased by ASF before such termination and ASF will continue to have a security interest in the collateral of CLIENT until all existing indebtedness of CLIENT is paid in full.

Nature of Charges: It is agreed that any discounts, fees and commissions payable hereunder constitute consideration for ASF's services provided hereunder, including but not limited to, providing all transactional documents applicable to the Agreement contemplated herein, making credit investigations, supervising the ledgering of accounts purchased, supervising the collection of the accounts purchased, notifying customers and verifying accounts purchased, including long-distance telephone, telefax and postage charges, assuming certain risks and other services provided by ASF hereunder. Nothing contained herein shall be construed to require the payment of interest; however, should a court of competent jurisdiction rule that any part of ASF's discounts, fees, and commissions or any other charges hereunder are in fact or in law to be treated as interest on funds advanced, in no event shall CLIENT be obligated to pay that interest at a rate in excess of the maximum amount permitted by law, and all agreements, conditions, or stipulations contained herein, if any, which may in any event or contingency whatsoever operate to bind, obligate, or compel CLIENT to pay a rate of interest exceeding the maximum rate of interest permitted by law shall be without binding force or effect at law or equity to the extent only of the excess of interest of such maximum rate of interest permitted by law.
Also, in such event, ASF may "spread" all charges characterized as interest over the entire term of all transactions with CLIENT and may refund to CLIENT the excess of any payments made over the highest lawful rate. It is the intention of the parties hereto that in the construction and interpretation of this
Agreement, this paragraph shall be given precedence over any other agreement, condition, or stipulation herein contained which is in conflict with same.

Modification; Assignment: This Agreement may not be modified, altered or amended, except in writing signed by both CLIENT and ASF. CLIENT hereby consents to ASF's sale, assignment, or transfer of this Agreement, in part or in whole, and/or any if its rights under this Agreement.

Waiver by ASF: ASF's failure, at any time or times hereafter, to require strict performance by CLIENT of any provision of this Agreement shall not waive, affect or diminish any right of ASF thereafter to demand strict performance and compliance of this Agreement or any part thereof.

Severability: If any provision of this Agreement shall be prohibited by or be invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of this
Agreement.

Parties: This Agreement shall be binding upon and inure to the benefit of CLIENT and ASF and their respective successors and assigns.

Governing Law: This Agreement shall be deemed to have been delivered, and performance shall be, in Harris County, Texas, and shall be interpreted, and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Texas.

Notice: Any notice required hereunder shall be in writing, and shall be deemed to have been validly served if given or delivered in person, by certified mail or by private receipted carrier and addressed to the party to be notified at the address of such party set forth below or to such other address as each party may designate by like notice.

Complete Agreement: This Agreement is the complete and entire Agreement between the parties and any amendment or addition hereto must be in writing and signed by the parties or the respective obligating party thereon.

IN WITNESS WHEREOF, this PURCHASE AND SALE AGREEMENT has been duly executed as of the day and year specified at the beginning.

CLIENT:                                     ASF:

Better Solutions, Inc.                      AMERISOURCE FUNDING, INC.

/s/ MR  Marc D. Roup                        /s/ Jason Floyd
--------------------                        ----------------
By: Marc D. Roup                            By: Jason Floyd
----------------                            ---------------
Title: CEO                                  Title: President
----------                                  ----------------

/s/ Richard E. McDonald
-----------------------
By: Richard E. McDonald
-----------------------
Title: CFO
----------

300 Penn Center Blvd., Ste. 201             5300 Hollister, Ste. 360
Pittsburgh, PA 15235                        Houston, TX 77040